Exhibit 32.1

                                MIAD SYSTEMS LTD.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of MIAD Systems Ltd.(the "Company") on Form 10-QSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A.S. Green, the President, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) the Interim Report on Form 10-QSB for the quarter ended December 31, 2005 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                  (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of MIAD Systems Ltd.


                                       /s/ MICHAEL A. S. GREEN
                                       ----------------------------------
                                       Michael A.S. Green
                                       President, Chief Financial Officer
                                       (Principal Accounting Officer)
                                       and Director

February 14, 2006

The foregoing certifications are made solely for the purpose of 18 U.S.C.
Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.